SCHEDULE 14A INFORMATION
       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[_] Soliciting Material Pursuant to
    Rule 14a-11 (c) or Rule 14a-12

                            TELTRONICS, INC.
          ----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

          ----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:......
    2)  Aggregate number of securities to which transaction applies:.........
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):.......
    4)  Proposed maximum aggregate value of transaction:.....................
    5)  Total fee paid:......................................................
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:..............................................
    2)  Form, Schedule or Registration Statement No:..........................
    3)  Filing Party:........................................................
    4)  Date Filed:..........................................................

                              [LOGO]

                            TELTRONICS


                   2150 WHITFIELD INDUSTRIAL WAY
                      SARASOTA, FLORIDA 34243




Dear Stockholders:


     It is my pleasure to invite you to attend the 1998 Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 at 10:00 a.m. on June 8, 1998. The doors will open at 9:30 a.m.

     Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

     The Annual Meeting of Stockholders will be held to consider and take action with regard to the election of four directors, the ratification of the selection of the Company's auditors and any other business that may properly come before the Annual Meeting.

     Complete details are included in the accompanying proxy statement.




                              Ewen R. Cameron
                              President and Chief Executive Officer




Sarasota, Florida
May 18, 1998

                             [LOGO]

                           TELTRONICS

                   2150 WHITFIELD INDUSTRIAL WAY
                     SARASOTA, FLORIDA 34243




            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       OF TELTRONICS, INC.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of Teltronics, Inc. will be held at the principal offices of the Company, 2150 Whitfield Industrial Way, Sarasota,
Florida 34243 on June 8, 1998 at 10:00 a.m., to consider and take action with regard to the following:

     1. The election of four (4) directors of the Company to serve until the next Annual Meeting of the Stockholders and the election or appointment and qualification of their successors.

     2.     The ratification of the selection of Ernst & Young
LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

     3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the Annual Meeting.

     STOCKHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING
IN PERSON MAY ATTEND THE MEETING BY PROXY.  SUCH STOCKHOLDERS ARE
REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
IN THE RETURN ENVELOPE ENCLOSED.

                             By Order of the Board of Directors

                             Mark E. Scott
                             Vice President-Finance and Secretary


May 18, 1998

                       TELTRONICS, INC.
                2150 Whitfield Industrial Way
                   Sarasota, Florida 34243


                                                   May 18, 1998

                      PROXY STATEMENT FOR
                ANNUAL MEETING OF STOCKHOLDERS
                              1998

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Teltronics, Inc. ("Company") of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on June 8, 1998 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, telegram or other electronic means by Directors, officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. The Company will also reimburse persons holding stock for others in their names or those of their nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies. The Company will use the services of American Securities Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215 to aid in solicitation of proxies at an anticipated fee of $600 plus reasonable expenses. It is contemplated that this Proxy Statement will be first sent to Stockholders on or about May 18, 1998.

    If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time prior to its use, by the stockholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company.

    The Board of Directors has fixed the close of business on May 15, 1998 as the record date for determining the holders of voting stock entitled to notice of and to vote at the Annual Meeting. On May 11, 1998, the Company had outstanding and entitled to vote at the Annual Meeting a total of 3,415,513 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to be brought before the Annual Meeting. On May 11, 1998, the Company had outstanding and entitled to vote at the Annual Meeting a total of 100,000 shares of Series A Preferred Stock entitled to four hundred votes per share and 25,000 shares of Series B Preferred Stock entitled to one vote per share of Common Stock into which the Series B Preferred Stock is convertible as of the record date on all matters to be brought before the Annual Meeting.

    On May 11, 1998, the closing price for the Company's $.001 par value Common Stock as reported on NASDAQ was $2.563.


                      ELECTION OF DIRECTORS

    The Board of Directors is proposing the election of four (4) Directors to hold office until the election and qualification of their successors at the next Annual Meeting of Stockholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the four nominees named below. If any of the nominees should be unable to serve as a Director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. In the case of a vacancy, the Board of Directors may elect another Director as a replacement or may leave the vacancy unfilled. Decisions regarding the election of new Directors during the year normally are based upon considerations such as the size of the Board and the need to obtain fresh perspectives or to replace particular skills or experience of former Directors. The nominees for Directors, their ages, their principal occupations during at least the past five years, their positions and offices with the Company and, as applicable, the date each was first elected a Director of the Company or its predecessors are as follows:

                                                            First Elected
                                                            Director
                                   Position With            Of The Company
    Name                 Age       The Company              Or Predecessor
    ----                 ---       -------------            --------------
    Ewen R. Cameron      45        President, Chief         1994
                                   Executive Officer,
                                   Assistant Secretary,
                                   and Director

    Norman R. Dobiesz    50        Senior Vice President    1991
                                   Business Development
                                   and Director

    Carl S. Levine       51        Director                 1988

    Craig Macnab         42        Director                 1997

    EWEN R. CAMERON has served as President and Chief Executive Officer since July 1993 and a Director since June 1994. Prior to that, Mr. Cameron served as Managing Director of SRH plc, a European telecommunications and computer maintenance company from 1989 to 1992. From January 1978 to December 1989, Mr. Cameron served as Managing Director of Systems Reliability Europe SA/NV, a wholly owned subsidiary of SRH plc based in Brussels, Belgium. Mr. Cameron has spent the last 25 years in the computer and telecommunications industry.

    NORMAN R. DOBIESZ has served as a Director of the Company since October 25, 1991 and is the Company's Senior Vice President, Business Development. Mr. Dobiesz has developed substantial financial and general management experience as a principal stockholder and executive of a group of privately held companies controlled by Mr. Dobiesz. Mr. Dobiesz is a principal stockholder of the Company.

    CARL S. LEVINE has served as a Director of the Company since July 27, 1988. Mr. Levine is an attorney who has been engaged in private practice in New York, New York from 1977 to 1981, and in Garden City, New York from 1981 to June 1985. Mr. Levine is presently the senior partner in the law firm of Carl S. Levine & Associates, Roslyn, New York. He specializes primarily in the practice of energy, environmental and tax law. Prior to entering private practice, Mr. Levine was employed as counsel for New York Regional Office of the United States Department of Energy.

    CRAIG MACNAB has served as a Director of the Company since February 13, 1997. Mr. Macnab was appointed Director as nominee of Sirrom Capital Corporation ("Sirrom") which, under the terms of a Debenture Purchase Agreement and a Preferred Stock Purchase Agreement, each dated February 25, 1998, has the right to appoint one (1) member to the Company's Board of Directors, which cannot exceed a total of five (5) members without the approval of Sirrom. Since January 1997, Mr. Macnab has been the President of Tandem Capital, Inc. which invests in micro-cap public companies. From 1993 to 1996, Mr. Macnab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in the publicly traded securities of small public companies. From 1987 to 1993, Mr. Macnab was a partner of J.C. Bradford & Co., a regional brokerage firm, jointly responsible for the merger and acquisition department and a private mezzanine capital fund.

                    SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to the beneficial ownership of all of the Company's outstanding voting securities by each person owning five percent (5%) or more of such shares, by each director, by each executive officer listed in the Summary Compensation Table below, and by all directors and officers as a group as of May 11, 1998. Unless otherwise indicated, it is assumed that all shares are directly owned and that the holders thereof have sole voting and investment power with respect thereto.

                                                    Amount and
                                Title               Nature of
Name of Beneficial              of                  Beneficial      Percentage
Owner and Address               Class               Ownership (1)   of Class (1)
-----------------               -----               --------------  ------------
Norman R. Dobiesz (2)(3)(4)     Common Stock        1,432,097       41.9%
2150 Whitfield Industrial Way   Series A Preferred
Sarasota, Florida 34243           Preferred Stock     100,000       100%

Carl S. Levine (2)              Common Stock            2,240       (5)(6)
1800 Northern Blvd.
Roslyn, New York 11576

Ewen R. Cameron (2)(4)          Common Stock            3,360       (5)(7)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

William L. Hutchison (4)        Common Stock            5,000       (5)(8)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Craig Macnab (2)                Common Stock                0       0
500 Church Street, Suite 200
Nashville, Tennessee 37219

Shared Resource Exchange (9)    Common Stock          650,000       19.0%
3480 Lotus Drive
Plano, Texas 75075

Sirrom Capital Corporation      Series B
500 Church Street, Suite 200      Preferred Stock      25,000       100%
Nashville, Tennessee 37219

All Directors and Officers      Common Stock        1,442,697       42.2%
as a Group (8 persons)

______________________________

(1) Does not include (i) an aggregate of 372,000 shares of Common Stock which may be issued upon exercise of incentive stock options granted under the Company's 1995 Incentive Stock Option Plan and 4,000 shares of Common Stock which may be issued upon exercise of stock options granted to the Company's former President, (ii) possible issuance of up to 1,000,000 shares of Common Stock in connection with the transfer to ISI of certain technology; or (iii) possible issuance of up to 1,526,000 shares of Common Stock subject to adjustment, which may be issued upon: (a) conversion of the Series B Preferred Stock, and (b) the exercise of 890,000 Warrants issued to Sirrom Capital exercisable at a price of $2.75 per share, subject to adjustment.

(2)  Director of the Company.

(3) The Common Stock Includes 56,000 shares owned by virtue of 100% ownership of H & N Management Co., Inc. ("H&N"), 1,295,000 shares owned by virtue of 100% ownership of W&D Consultants, Inc., and 4,455 shares owned by virtue of 67% ownership of Whitfield Capital of Sarasota, Inc. but excludes: (i) 100,000 shares of Series A Preferred Stock owned by Mr. Dobiesz, and (ii) 30,000 shares which may be issued upon exercise of incentive stock options by Mr. Dobiesz.

(4)  Executive Officer of the Company named in the Summary
     Compensation Table below.

(5)  Beneficially owns less than 1% of the Company's outstanding
     Common Stock.

(6) Does not include up to 50,000 shares which may be issued upon exercise of incentive stock options by Mr. Levine.

(7) Does not include up to 530,000 shares which may be issued upon exercise of incentive stock options by Mr. Cameron.

(8) Does not include up to 50,000 shares which may be issued upon exercise of incentive stock options by Mr. Hutchison.

(9) 120,000 shares are held in escrow to cover certain reimbursement and/or indemnity claims owed to the Company for the acquisition of SRX.

CHANGE OF CONTROL. The holders of the Series B Preferred Stock have the right to elect a majority of the Board of Directors of the Company if and whenever four quarterly dividends (whether or not consecutive) payable on the Series B Preferred Stock shall be in arrears.


                   BOARD OF DIRECTORS MEETINGS

     The Board of Directors has no standing committees other than its Audit Committee. The Board of Directors exercises supervision over nominating and compensation matters directly. Subject to review by the Board, the Audit Committee of the Board of Directors reviews the annual financial statements and the scope of the annual audit with the Company's independent accountants, is available to discuss with the auditors any other audit-related matters arising during the year and reviews the Company's internal audit function. The members of the Boards Audit Committee are Ewen Cameron, Carl S. Levine and Craig Macnab.

     From January 1 to December 31, 1997, the Board of Directors held five (5) formal meetings; and the Board of Directors took action by unanimous written consent two (2) times during that period.


                      EXECUTIVE COMPENSATION

     The following table sets forth certain information relating to the compensation received and to be received by certain persons who are presently, or were executive officers of the Company during the fiscal year ended December 31, 1997. As indicated below, no executive officers of the Company other than Ewen Cameron, William L. Hutchison, and Norman R. Dobiesz, received total salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1997.

                             SUMMARY COMPENSATION

                               Annual Compensation            Long Term Compensation
                               -------------------            ----------------------
                                                                   Awards           Payouts
                                                              --------------------  -------
                                                  Other       Re-       Securities         All
                                                  Annual      stricted  Underlying  LTIP   Other
Name and                                          Compen-     Stock     Options/    Pay-   Compen-
Principal Position     Year  Salary        Bonus  sation (1)  Awards    SARs(#)     outs   sation
------------------     ----  ------        -----  ----------  -------   ---------   ----   -------
Ewen R. Cameron        1997  $248,674 (2)  $ ---   ---        ---           ---     ---    ---
President & CEO        1996   248,272        ---   ---        ---       500,000     ---    ---
                       1995   226,551        ---   ---        ---        30,000     ---    ---

William L. Hutchison   1997  $175,300      $ ---   ---        ---        30,000     ---    ---
Executive Vice Presi-  1996    33,277        ---   ---        ---        20,000     ---    ---
dent & COO

Norman R. Dobiesz      1997  $248,674 (2)  $ ---   ---        ---           ---     ---    ---
Senior Vice President  1996   248,434        ---   ---        ---           ---     ---    ---
Business Development   1995   232,674        ---   ---        ---        30,000     ---    ---

_______________________________

(1) Certain personal benefits that aggregate less than the ten percent (10%) of the total cash compensation of any of the executive officers or which cannot be readily ascertained are not included.

(2) Does not include $25,000 earned and accrued by each of Messrs. Cameron and Dobiesz, but not paid during 1997.

EMPLOYMENT AGREEMENTS

     The Company entered into five (5) year employment agreements with Ewen Cameron, President, Chief Executive Officer and Assistant Secretary, and Norman R. Dobiesz, Senior Vice President, Business Development commencing January 1, 1995. Mr. Cameron's agreement was an amendment and restatement of a prior agreement which he entered into with the Company in July 1993. Each employment agreement provides for a base annual salary of $225,000 subject to annual increases of $25,000 per year. Either of the Company or the employee may terminate the employment agreements upon the occurrence of certain events. Mr. Cameron's employment agreement contains a covenant restricting him from competing for a period of two years after termination. If the Company terminates the employment of Mr. Cameron or Mr. Dobiesz, the terminated employee will be entitled to severance equal to one year's base salary.

     On October 14, 1996, the Company entered into a three (3) year employment agreement with William L. Hutchison, the Company's Executive Vice President, Chief Operating Officer and Assistant Secretary. The employment agreement provides for an annual salary of $180,000 and is terminable prior to expiration of its stated term upon the occurrence of certain events. If Mr. Hutchison's employment agreement is terminated prior to its scheduled expiration without cause or for failure to adequately perform, in the Company's judgment, the services, duties and responsibilities assigned by the Company, whether or not such failure is intentional, Mr. Hutchison will be entitled to severance equal to six (6) month's salary.

     On May 1, 1997, the Company entered into a one (1) year employment agreement with Mark E. Scott, the Company's Vice President Finance, Secretary and Treasurer. The employment agreement provides for an annual salary of $85,000, automatically renews and is terminable prior to expiration of its stated term upon the occurrence of certain events. If Mr. Scott's employment agreement is terminated prior to its scheduled expiration without cause, Mr. Scott will be entitled to a severance equal to three
(3) month's salary.

1995 INCENTIVE STOCK OPTION PLAN

     The Company has adopted an Incentive Stock Option Plan, as amended ("Plan") to enhance the Company's ability to retain the services of outstanding personnel and encourage such employees to have a greater financial investment in the Company. The Plan authorizes the Board of Directors to grant incentive stock options under the Internal Revenue Code of 1986, as amended, to key employees of the Company or its subsidiaries. At May 11, 1998 there are approximately fifty employees eligible to participate in the Plan. The Plan is administered by the Board of Directors which has full power and authority to designate Participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions of the Plan. The Plan became effective May 16, 1995, was amended July 30, 1996 and will terminate August 8, 2005 unless earlier terminated by the Board of Directors or extended by the Board with approval of the stockholders.

     An aggregate of 1,250,000 shares of the Company's Common Stock may be issued or transferred to grantees under the Plan.
If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price in all outstanding grants made before such event. The option price shall not be less than the fair market value of the Company's Common Stock on the date of grant, unless the grantee is the holder of more than 10% of the voting power of all classes of stock of the Company, in which case the option price shall not be less than 110% of the fair market value of the stock on the date of grant.

     Options may be exercised solely by the Participant or his or her legal representative during his or her employment with the Company, or any subsidiary, or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution. In the event of termination of employment for any reason other than death, permanent disability as determined by the Board, or retirement with the consent of the Company, Options may not be exercised by the Participant or his or her legal representative and shall lapse effective upon the earlier to occur of (i) notice of employment termination or (ii) last day of employment with the Company or any Subsidiary.

     During 1997, the Company issued options to purchase 50,000 shares to executive officers and options to purchase 74,000 shares to non-executive employees, and cancelled options previously granted to executive officers to purchase 36,000 shares and to non-executive employees to purchase 17,000 shares of common stock. In each case, unless the recipient of a grant was the holder of more than 10% of the Company's issued and outstanding Common Stock, the fair market value of the Common Stock on the date of grant determined the exercise price. Any such cancelled options were returned to the Plan to be used for future issuances of options, if any.


              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                        INDIVIDUAL GRANTS

                      Number of       % of Total
                      Securities      Options/SARs
                      Underlying      Granted to      Exercise
                      Options/SARs    Employees in    or Base      Expiration
Name                  Granted (#)(1)  Fiscal Year (1) Price ($/Sh) Date
----                  --------------  --------------- ------------ ----------
William L. Hutchison  20,000          16.13%          $2.00        July 15, 2002
________________________________

(1)  Represents options only.  No SARs have been granted.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FY-END OPTION/SAR VALUES

                                                Number of
                                                Securities       Value of
                                                Underlying       Unexercised
                                                Unexercised      In-the-Money
                                                Options/SARs     Options/SARs
                                                at FY-Ended (#)  at FY-End ($)

                      Shares         Value
                      Acquired on    Realized   Exercisable/     Exercisable/
Name                  Exercise (#)   ($)        Unexercisable    Unexercisable
----                  ------------   --------   -------------    -------------
Ewen R. Cameron       0              0          12,000/18,000    $12,000/$18,000
                                                100,000/400,000  $0/$0 (1)

Norman R. Dobiesz     0              0          12,000/18,000    $10,080/$15,120

William L. Hutchison  0              0          6,000/24,000     $0/$0 (2)
                                                0/20,000         $0/$12,500

_________________

(1) None of the options granted to Mr. Cameron in 1996 to purchase 500,000 shares were in-the-money at December 31, 1997 because they are exercisable at $5.50 per share, a price greater than the fair market value of the Company's Common Stock on such date.

(2) None of these options granted to Mr. Hutchison in 1996 to purchase 30,000 shares were in-the-money at December 31, 1997 because they are exercisable at $3.50 per share, a price greater than the fair market value of the Company's Common Stock on such date.

DIRECTOR COMPENSATION

     On August 12, 1996 the Company adopted a policy to compensate members of its Board of Directors in the amount of $2,500 for each meeting and reimburse expenses for attending meetings of the Board or committees of the Board of Directors.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 1, 1995 the Company entered into five (5) year employment agreements with Ewen Cameron, President & CEO, and Norman R. Dobiesz, Senior Vice President Business
Development.  See EXECUTIVE COMPENSATION - Employment Agreements.

     The Company has an outstanding note payable to an officer, which is payable on demand with interest accruing at 8% per annum. The balance at April 30, 1998 is $51,770.

     During the year ended December 31, 1996, the Company sold 100,000 shares of its $.001 par value Series A Preferred Stock to its Director and Senior Vice President of Business Development for $.25 per share for an aggregate consideration of $25,000. Such shares are restricted securities and subject to resale restrictions including the right of the Company to approve or disapprove any sale, transfer or disposition to any third party not controlled by the Director. Additionally, each share is entitled to 400 votes and is not entitled to any dividends. Accordingly, this would give the Director voting control of the Company.

     A Director personally guaranteed the Company's obligations to the lessor over the term of the lease. The Company agreed to pay 6% of the total future value of the lease payments, excluding executory costs, as consideration for the personal guarantee. This amount was paid during 1995. The cost of the guarantee to the Company, 6% of $7,000,000 or $420,000 has been deferred as a financing cost (prepaid lease guarantee) in the accompanying financial statements and is amortized on a straight line basis over the term of the lease. Accumulated amortization of this amount at December 31, 1997 was $205,308.

     A company owned by a Director and principal shareholder of the Company rents offices from the Company and was billed $19,280 in 1997. In addition, the Company provided the company owned by the Director with technical services and was billed $87,232 in 1997.

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     No disagreements with accountants in any accounting and financial disclosures occurred during the fiscal years ended
December 31, 1996 and December 31, 1997.

SELECTION OF ERNST & YOUNG LLP

     The Board of Directors has selected Ernst & Young LLP to act as auditors of the Company for the current fiscal year. The Board of Directors believes that it is desirable to engage their services for the current fiscal year because Ernst & Young competently acted as the Company's auditors for the last fiscal year. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     Ratification of the selection of Ernst & Young LLP as the Company's auditors for the coming fiscal year requires the affirmative vote of a majority of the total votes cast by the holders of record of the shares present and entitled to vote at the Annual Meeting, a quorum being present.

        PROPOSALS OF STOCKHOLDERS FOR 1999 ANNUAL MEETING

     If any stockholder wishes to propose an item of business for consideration at next year's Annual Meeting of Stockholders, the proposal must be in writing and received by the Secretary of the Company no later than February 8, 1999.

                          OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their own judgment.

                      ADDITIONAL INFORMATION

     Copies of the 1997 Annual Report of the Company have been mailed to stockholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Stockholders, may be obtained upon written request from Mark E. Scott, Vice President Finance, Secretary and Treasurer, Teltronics, Inc., 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, EXCLUSIVE OF EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS, BENEFICIALLY OR OF RECORD ON MAY 15, 1998, UPON WRITTEN REQUEST TO THE SECRETARY AT THE ADDRESS NOTED ABOVE.

                             BY ORDER OF THE BOARD OF DIRECTORS,


                             Mark E. Scott
                             Vice President-Finance and Secretary

PROXY CARD                   TELTRONICS, INC.
                       2150 Whitfield Industrial Way
                          Sarasota, Florida 34243

         Proxy Solicited by the BOARD OF DIRECTORS for the Annual Meeting of Stockholders June 8, 1998

Ewen R. Cameron, Norman R. Dobiesz and Mark E. Scott, or any of them individually and each of them with power of substitution, are hereby appointed Proxies of the undersigned to vote all voting stock of Teltronics, Inc. owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, at 10 a.m. on Monday, June 8, 1998, or any adjournment thereof, upon such business as may properly come before the meeting, including the items below as set forth in the Notice of Annual Meeting and the Proxy Statement dated May 18, 1998.

Election of Directors, Nominees: E. R. Cameron, N. R. Dobiesz, C. S. Levine and C. Macnab.

(Shares cannot be voted unless this Proxy Card is signed and returned, or other specific arrangements are made to have the shares represented at the Annual Meeting.)

Teltronics' Directors recommend a vote FOR proposals 1 and 2. SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

Teltronics' Directors recommend a vote FOR proposals 1 and 2.
   1.  Election of directors (see above)
   2.  Ratification of appointment of auditors (page 8)


                                   Please complete reverse side


Teltronics, Inc.
Meeting Date:     June 8, 1998

         1.      [_]    For All (except as noted below)
                 [_]    Withhold All

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.

          ____________________________________________

Instructions: Please indicate your voting directions in the ballot area below.

         2.      [_] For     [_] Against     [_] Abstain

                           ____________________________________________
                           Signature/Date

                           ____________________________________________
                           Signature/Date

Please sign exactly as name appears hereto. When shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full titles as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.